UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
March 2, 2026
Date of report (Date of earliest event reported)
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________________________________________
SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrants’ Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Information.
SEI Investments Company (the “Company”), is furnishing its Raymond James Institutional Investor Conference presentation issued on March 2, 2026 as Exhibit 99.1 to this Current Report on Form 8-K.
As provided in General Instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 and Exhibit 99.1 hereof shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.
This Current Report on Form 8-K and the Exhibit hereto contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe," ”remain” and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•our ability to maintain our sales momentum;
•how we are reshaping our operating model, deepening client engagement and relationships, strengthening our talent, and sharpening our strategic vision, if at all;
•our ability to generate earnings growth, sales events, and returns to our shareholders;
•the evolution of our go-to-market strategy;
•our ability to serve the world’s most sophisticated institutional, wealth, and asset management organizations;
•our strategic priorities and our ability to execute against these priorities;
•the strength of our position to address current and future uncertainties;
•the impacts of market uncertainty;
•the nature and scope of asset management products we will launch;
•our ability to deliver sustained, long-term growth and shareholder value;
•the demand for our products and services;
•the headwinds that may affect our businesses;
•the opportunities available to us for growth and to gain share in the markets in which we currently, and seek to, participate;
•the performance of our various businesses, including the margins and profitability of such businesses and the events that may affect the margins, profitability and growth prospects of these businesses;
•The drivers of future revenue, margin and earnings growth;
•the benefits, if any, that we or our clients may derive from acquired assets;
•the strength and elements of our balance sheet;
•the strength of our pipelines and the momentum that each may have;
•our run rate and the stability of the elements of that run rate;
•our commitment to returning annual cash flow to shareholders and the percentage of this cash flow that may be returned;
•the resiliency of our business; and
•the market dynamics affecting our businesses.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended Dec. 31, 2025, filed with the Securities and Exchange Commission.
We do not undertake to update any of our forward-looking statements.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Raymond James Institutional Investor Conference presentation issued March 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	March 2, 2026	By:	/s/ Sean J. Denham
Sean J. Denham Chief Financial and Chief Operating Officer